Exhibit 99.2

Playboy Provides Investor Update and

Comments on Full Year 2020

LOS ANGELES, CA – October 20, 2020 – Playboy Enterprises, Inc. today provided a supplement to the investor presentation in connection with its proposed business combination with Mountain Crest Acquisition Corp. (Nasdaq: MCAC) (“Mountain Crest”) which includes selected unaudited financial information for the six month period through June 30th 2020, as well as updated full year 2020 estimates.

Ben Kohn, CEO of Playboy, commented “As described in the Form 8-K which was filed with the SEC by Mountain Crest this morning, we are now targeting revenue of $137 million and adjusted EBITDA of $28 million in 2020, and are well on our way to reaching these goals, with adjusted EBITDA of $14.3 million for the first six months of the year.”

Playboy is one of the largest and most recognizable lifestyle brands in the world, with more than $3B in global consumer spend against the brand across 180 countries. Building upon almost seven decades of groundbreaking media, entertainment, hospitality and social advocacy, Playboy today reaches millions of consumers around the world with products and services across four major categories:

•	Sexual Wellness, including intimacy products and lingerie;
•	Style & Apparel, including a variety of apparel and accessories products for men and women globally;
•	Gaming & Lifestyle, such as digital gaming, hospitality and spirits;
•	Beauty & Grooming, including fragrance, skincare, grooming and cosmetics for men and women.

Playboy and Mountain Crest recently announced the signing of a definitive merger agreement to return Playboy to the public markets. Upon closing of that transaction, Mountain Crest will be renamed, and is expected to remain listed on the Nasdaq Stock Market under ticker “PLBY.”

Kohn continued, “We believe that the committed capital in connection with the previously announced business combination with Mountain Crest, plus the fundamental strength in our business as we aggressively ramp across our four key categories, positions us well for the future.”

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, has been provided in a Current Report on Form 8-K filed by Mountain Crest with the Securities and Exchange Commission on October 1, 2020 and is available at www.sec.gov as well as www.mcacquisition.com.

About Playboy

Playboy is one of the largest and most recognizable global lifestyle platforms in the world, with a strong consumer business focused on four categories comprising The Pleasure Lifestyle: Sexual Wellness, Style & Apparel, Gaming & Lifestyle and Beauty & Grooming. Under its mission of Pleasure for All, the 67-year-old Playboy brand drives more than $3 billion in global consumer spend and sells products across 180 countries. Playboy is one of the most iconic brands in history.

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About Mountain Crest Acquisition Corporation

Mountain Crest Acquisition Corp is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Mountain Crest Acquisition Corp's efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although the Company intends to focus on operating businesses in North America. Visit https://www.mcacquisition.com/.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Mountain Crest intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, including a preliminary proxy statement and a definitive proxy statement. Mountain Crest’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Playboy, Mountain Crest, and the proposed business combination. Promptly after filing its definitive proxy statement relating to the proposed business combination with the SEC, Mountain Crest will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting on the business combination and the other proposals. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, and other relevant materials filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by visiting the investor relations section of https://www.mcacquisition.com/.

Participants in the Solicitation

Mountain Crest and its directors and executive officers may be deemed participants in the solicitation of proxies from Mountain Crest’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Mountain Crest will be included in the proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available. Information about Mountain Crest’s directors and executive officers and their ownership of Mountain Crest common stock is set forth in Mountain Crest’s prospectus, dated June 4, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Playboy and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mountain Crest in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination.

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Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Mountain Crest’s and Playboy’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Mountain Crest’s and Playboy’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Mountain Crest’s and Playboy’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Mountain Crest and Playboy following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Mountain Crest and Playboy, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on Playboy’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of Mountain Crest’s shares of common stock on Nasdaq following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Playboy to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Mountain Crest or Playboy may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to Playboy; (13) risks related to the organic and inorganic growth of Playboy’s business and the timing of expected business milestones; (14) the amount of redemption requests made by Mountain Crest’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of Mountain Crest for its initial public offering and the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Mountain Crest’s other filings with the SEC. Mountain Crest cautions that the foregoing list of factors is not exclusive. Mountain Crest and Playboy caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Mountain Crest and Playboy do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Integrated Corporate Relations

Investors

PlayboyIR@icrinc.com

Media

PlayboyPR@icrinc.com

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